Chase Manhattan Auto Owner Trust 1997-A

                                               Statement to Certificateholders
                                                        October 16 2000
         DISTRIBUTION IN DOLLARS
                ORIGINAL            PRIOR                                                                                CURRENT
                 FACE             PRINCIPAL                                                    REALIZED  DEFERRED       PRINCIPAL
 CLASS          VALUE             BALANCE         PRINCIPAL        INTEREST        TOTAL        LOSES    INTEREST        BALANCE
A1          250,000,000.00              0.00             0.00           0.00            0.00     0.00      0.00                0.00
A2          365,000,000.00              0.00             0.00           0.00            0.00     0.00      0.00                0.00
A3          270,000,000.00              0.00             0.00           0.00            0.00     0.00      0.00                0.00
A4          165,000,000.00     12,406,235.18    11,005,909.73      66,166.59   11,072,076.32     0.00      0.00        1,400,325.45
A5           85,500,000.00     85,500,000.00             0.00     463,125.00      463,125.00     0.00      0.00       85,500,000.00
B1           35,153,718.13     35,153,718.13             0.00     194,810.19      194,810.19     0.00      0.00       35,153,718.13
 TOTALS   1,170,653,718.13    133,059,953.31    11,005,909.73     724,101.78   11,730,011.51     0.00      0.00      122,054,043.58

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                        PASS-THROUGH RATES
                PRIOR                                                            CURRENT                               CURRENT
              PRINCIPAL                                                          PRINCIPAL            CLASS           PASS THRU
 CLASS          FACTOR            PRINCIPAL        INTEREST         TOTAL         FACTOR                                RATE
A1              0.00000000        0.00000000       0.00000000     0.00000000      0.00000000            A1            5.545000%
A2              0.00000000        0.00000000       0.00000000     0.00000000      0.00000000            A2            5.950000%
A3              0.00000000        0.00000000       0.00000000     0.00000000      0.00000000            A3            6.250000%
A4             75.18930412       66.70248321       0.40100964    67.10349285      8.48682091            A4            6.400000%
A5          1,000.00000000        0.00000000       5.41666667     5.41666667  1,000.00000000            A5            6.500000%
B1          1,000.00000000        0.00000000       5.54166672     5.54166672  1,000.00000000            B1            6.650000%
TOTALS        113.66294853        9.40150752       0.61854481    10.02005232    104.26144101

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                         Statement to Certificateholders
                                 October 16 2000










IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                                           Due Period                                             43
                                                                           Due Period Beginning Date                        09/01/00
                                                                           Due Period End Date                              09/30/00
                                                                           Determination Date                               10/10/00

Section 5.8(iii)                Servicing Fee                                                                             110,883.29
SectFion 5.8(iii)               Servicing Fee per $1000                                                                   0.09471912

Section 5.8(iv)                 Administration Fee                                                                          1,000.00
Section 5.8(iv)                 Administration Fee per $1000                                                              0.00085422

Section 5.8(vi)                 Pool Balance at the end of the Collection Period                                      122,054,043.58

Section 5.8(vii)                Repurchase Amounts for Repurchased Receivable
                                By Seller                                                                                       0.00
                                By Servicer                                                                               114,224.53
                                TOTAL                                                                                     114,224.53

Section 5.8(viii)               Realized Net Losses for Collection Period                                                  66,616.02

Section 5.8(ix)                 Reserve Account Balance after Disbursement                                              8,779,902.89

Section 5.8(x)                  Specified Reserve Account Balance                                                       8,779,902.89

Section 5.8(xi)                 Total Distribution Amount                                                              11,957,356.74
                                Servicing Fee                                                                             110,883.29
                                Administration Fee                                                                          1,000.00
                                Noteholders Distribution Amount                                                        11,535,201.32

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                           Certficateholders Distribution Amount                                                          194,810.19
                           Deposit to Reserve Account                                                                     115,461.94







                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont

       A.Credits
                      1. Payments from Obligors Applied to Collection Period
                                            a. Principal Payments                                                      10,769,152.76
                                            b. Other Interest Payments                                                  1,016,820.12
                                            c. Total                                                                   11,785,972.88

                      2. Proceeds from Repurchased Receivables
                                            a. Principal Before Cutoff Date                                                     0.00
                                            b. Interest Before Cutoff Date                                                      0.00
                                            c. Principal Payments                                                         114,224.53
                                            d. Recovery of Advance                                                              0.00
                                            e. Other Interest Payments                                                          0.00
                                            f. Total                                                                      114,224.53

                      3. Reversal from Defaulted Contracts                                                                      0.00

                      4. Recovery of Defaulted Receivables                                                                 57,159.33

                      5. Advance Recoveries Before Cutoff Date
                                            a. Principal                                                                        0.00
                                            b. Interest                                                                         0.00
                                            c. Total                                                                            0.00

                      6. Net Adjustments                                                                                        0.00

                      7.  Reserve Fund Transfer Amount                                                                          0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 6
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                        8. Overpayment From Obligors                                                            0.00

                                        9. Total Credits                                                               11,957,356.74

                B. Debits

                                        1. Overpayments From Obligors                                                           0.00

                                        2. Advance Recovery Amount Before Cutoff Data to Seller
                                                              a. Principal                                                      0.00
                                                              b. Interest.                                                      0.00
                                                              c. Total                                                          0.00

                                        3. Reversal of Defaulted Contracts                                                      0.00

                                        4. Total Debits                                                                         0.00

                C. Total Available Amount (Lines A-B)                                                                  11,957,356.74



                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 7
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
 Liquidation Proceeds on Defaulted Receivables for the Collection Period
                                        A.  Principal                                                                     122,532.44
                                        B.  Interest                                                                       10,037.38
                                        C.  Total                                                                         132,569.82

III.  Disbursements from Collection Account

                A. Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                              11,957,356.74
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Total Distribution Amount                                                  11,957,356.74

                B.  Monthly Servicing Fee                                                                                 110,883.29

                C.  Monthly Administration Fee                                                                              1,000.00

                D.  Noteholders Interest Distributable Amount                                                             529,291.59

                E.  Certificateholders Interest Distributable Amount                                                      194,810.19

                F.  Noteholders Principal Distributable Amount                                                         11,005,909.73

                G.  Certificateholders Principal Distributable Amount                                                           0.00

                H.  Deposit to Reserve Account                                                                            115,461.94

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
IV. Monthly Disbursements

                A. Pool Servicing Fee
                                        a.  Monthly Servicing Fee                                                         110,883.29
                                        b.  Unpaid Monthly Servicing Fee                                                        0.00
                                        c.  Total                                                                         110,883.29

                B. Administrative Fee
                                        a.  Monthly Administration Fee                                                      1,000.00
                                        b.  Unpaid Monthly Administration Fee                                                   0.00
                                        c.  Total                                                                           1,000.00

                C. Noteholders' Interest Distributable Amount
                                        Class A-1  Monthly Interest                                                             0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Interest                                                             0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00




                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
                                        Class A-3  Monthly Interest                                                             0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Interest                                                        66,166.59
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                                   66,166.59
                                        Class A-5  Monthly Interest                                                       463,125.00
                                        Class A-5  Carryover Shortfall                                                          0.00
                                        Class A-5  Total                                                                  463,125.00
                                        Total for Notes  Monthly Interest                                                 529,291.59
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                            529,291.59

                D. Certificateholders' Interest Distributable Amount
                                        Class B-1  Monthly Interest                                                       194,810.19
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                  194,810.19
                                        Total for Certificates  Monthly Interest                                          194,810.19
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                     194,810.19

                E. Noteholders' Principal Distributable Amount
                                        Class A-1  Monthly Principal                                                            0.00
                                        Class A-1  Carryover Shortfall                                                          0.00
                                        Class A-1  Total                                                                        0.00
                                        Class A-2  Monthly Principal                                                            0.00
                                        Class A-2  Carryover Shortfall                                                          0.00
                                        Class A-2  Total                                                                        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A
                                                           October 16 2000
                                        Class A-3  Monthly Principal                                                            0.00
                                        Class A-3  Carryover Shortfall                                                          0.00
                                        Class A-3  Total                                                                        0.00
                                        Class A-4  Monthly Principal                                                   11,005,909.73
                                        Class A-4  Carryover Shortfall                                                          0.00
                                        Class A-4  Total                                                               11,005,909.73
                                        Class A-5  Monthly Principal                                                            0.00
                                        Class A-5  Carryover Shortfall                                                          0.00
                                        Class A-5  Total                                                                        0.00
                                        Total for Notes  Monthly Principal                                             11,005,909.73
                                        Total for Notes  Carryover Shortfall                                                    0.00
                                        Total for Notes  Total                                                         11,005,909.73





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT

                F. Certificateholders' Principal Distributable Amout
                                        Class B-1  Monthly Principal                                                            0.00
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                        0.00
                                        Total for Certificates  Monthly Principal                                               0.00
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                           0.00

                                        Total Disbursements                                                            11,841,894.80

V. Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                                                     11,841,894.80
                B. Available Distribution Amount                                                                       11,957,356.74
                C. Payment Deficiency Amount                                                                                    0.00

VI. Reserve Account Transfer Amount
                A. Available Reserve Amount                                                                             8,779,902.89
                B. Payment Deficiency Amount                                                                                    0.00
                C. Withdrawal for Write-Off                                                                                     0.00
                D.  Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                        0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                             133,059,953.31

                B. Pool Balance Reduction
                                        1. Avalaible Principal
                                                              a.  Principal Payments                                   10,769,152.76

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                              b.  From Repurchased Receivables                            114,224.53
                                                              c.  Total                                                10,883,377.29

                                        2.  From Defaulted Receivables                                                    122,532.44

                                        3.  Total Pool Balance Reduction                                               11,005,909.73

                C. Ending Pool Balance                                                                                122,054,043.58

                                        2. Monthly Principal Allocation
                                                              a.  Notes                                                11,005,909.73
                                                              b.  Certificates                                                  0.00








                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT
VIII. Delinquency and Defaults

                                              Group 1
                                                                                Principal     Delinquency Principal
                                              Period               Number         Amount             Balance
                                           30-59 days                 785       570,077.45        4,180,315.62
                                           60-89 days                 131       135,686.45          680,971.63
                                           90-119 days                 68        81,927.14          263,868.83
                                           120-149 days                26        40,664.58          112,913.16
                                           150-179 days                21        36,796.09           86,062.80
                                           180-209 days                 6         8,932.26           27,054.80
                                           210-239 days                 7         7,036.54            7,723.74
                                           240+ days Delinquent         0             0.00                0.00
                                            Total                   1,044       881,120.51        5,358,910.58

                B. Principal amount of loans in defaulted receivables                                                     122,532.44

                C. Delinquency Percentage
                                        1. Outstanding principal balance for deliquency >= 60 days                      1,178,594.96
                                        2. Pool Principal Ending Balance                                              122,054,043.58
                                        3. Delinquency Percentage                                                        0.96563369%

IX. Pool Delinquency Percentages
                A. Delinquency Percentage for 2nd previous period                                                        0.88708407%
                B. Delinquency Percentage for previous period                                                            0.98226051%
                C. Delinquency Percentage for current period                                                             0.96563369%
                D. Average Deliquency Percentage                                                                         0.94499275%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
X. Portfolio Loss Ratios
         A. Net Loss Ratio for 2nd previous period                                                                       0.82705667%
         B. Net Loss Ratio for previous period                                                                           0.68650179%
                                 1. Principal Balance of Defaulted Receivables                                            122,532.44
                                 2. Principal Recoveries on Defaulted Receivables                                          55,916.42
                                 3. Average Pool Balance for Collection Period                                        127,556,998.44
                                 4. Net Loss Ratio for Current Period(12*(1-2)/3)                                        0.62669414%

         D.  Average Net Loss Ratio ((A+B+C) / 3)                                                                        0.71341753%

XI. Specified Reserve Account Balance
         A. Calculation for Reserve Account Floor Amount

                                 1. Guaranteed Floor Amount                                                            8,779,902.89
                                 2.  Possible Floor Amount
                                             a. Principal Balance at the Beginning of Next Collection Period         122,054,043.58





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-A

                                 October 16 2000
                             MONTHLY SERVICER REPORT

         b. Cumulative Monthly Interest through Final Distribution Data Class A-1 Balance
Class A-1 Interest Rate
Class A-1 Service Rate
Class A-1 Term
Class A-1 Interest
Class A-1 Service Fee
Class A-1 Total

Class A-2 Balance
Class A-2 Interest Rate
Class A-2 Service Rate
Class A-2 Term
Class A-2 Interest
Class A-2 Service Fee
Class A-2 Total

Class A-3 Balance
Class A-3 Interest Rate
Class A-3 Service Rate
Class A-3 Term
Class A-3 Interest
Class A-3 Service Fee
Class A-3 Total

Class A-4 Balance
Class A-4 Interest Rate
Class A-4 Service Rate
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Auto Owner Trust 1997-A
                                 October 16 2000
Class A-4 Term
Class A-4 Interest
Class A-4 Service Fee
Class A-4 Total

Class A-5 Balance
Class A-5 Interest Rate
Class A-5 Service Rate
Class A-5 Term
Class A-5 Interest
Class A-5 Service Fee
Class A-5 Total






                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 17
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
                                                       MONTHLY SERVICER REPORT

Class B-1 Balance
Class B-1 Interest Rate
Class B-1 Service Rate
Class B-1 Term
Class B-1 Interest
Class B-1 Service Fee
Class B-1 Total

                                         c. Possible Floor Amount equals Pool Balance + Interest + Service Fee        138,223,800.29
                                         (Lines a+b)

                             3. Reserve Account Floor (Minimum Lines 1 and 2)                                           8,779,902.89

     B. Possible Reserve Account Amount
                             1. Reserve Account Trigger Percentages
                                         a. Average Delinquency Percentage                                               0.94499275%
                                         b. Average Delinquency Percentage Trigger                                       1.25000000%
                                         c. Average Loss Ratio                                                           0.71341753%
                                         d. Average Loss Ratio Trigger                                                   1.25000000%
                                         e. Maximum Reserve Account Percentage Specified                                 6.00000000%
                                         f. Minimum Reserve Account Percentage specified                                 3.00000000%
                                         g. Reserve Account Percentage Applied                                           3.00000000%

                             2. Pool Principal Balance                                                                122,054,043.58
                             3. Possible Reserve Account Amount                                                         3,661,621.31

     C. Specified Reserve Account Balance (Max: Lines A and B)                                                          8,779,902.89

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 18
Chase Manhattan Auto Owner Trust 1997-A

                                                           October 16 2000
XII. Reserve Account
                A.  Reserve Account Balance After Disbursement from Previous Period
                                        1.  Reserve Account Balance After Disbursement from Previous Period             8,779,902.89
                                        2.  Reserve Account Transfer Amount                                                     0.00
                                        3.  Investment Earnings                                                            46,534.66
                                        4.  Deposit to Reserve Account After Disbursement                                 115,461.94
                                        5.  Amount After Deposit                                                        8,941,899.49

                B.  Specified Reserve Account Balance                                                                   8,779,902.89
                C.  Available Reserve Account Amount (Min:  Lines A and B)                                              8,779,902.89
                                        1.  Excess in Reserve Acct: Max(LinesA.5 - B and 0)                               161,996.60
                D.  Excess Amount to Seller                                                                               161,996.60

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period







                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION